UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________________

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 17, 2008

CYALUME TECHNOLOGIES HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52247	20-3200738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Windsor Street, West Springfield, MA	01089
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (413) 858-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No.1 to the Current Report on Form 8-K dated December 17, 2008 is being filed to include a copy of the letter of Cyalume Technologies Holdings, Inc.’s former principal accountants.  Only Items 4.01 and 9.01 have been amended and restated.  All other items of the 8-K remain the same.

Item 4.01Change in Registrant’s Certifying Accountant

On December 19, 2008, the Company engaged Carlin, Charron & Rosen, LLP (“CCR”) as its principal accountant and dismissed Miller, Ellin & Company, LLP from that role.  The change in accountants was approved by the Board of Directors of the Company and did not result from any dissatisfaction with the quality of professional services rendered by Miller, Ellin & Company, LLP (“Miller Ellin”).

Miller Ellin served as the Company’s independent public accountant from July 23, 2007 until December 19, 2008. During such period, there were no disagreements with Miller Ellin on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The audit report of the Company on the financial statements of the Company as of and for the periods ended December 31, 2007 and the related statements of income, stockholders’ equity and cash flows for the years ended December 31, 2007 and the period from July 19, 2005 (inception) to December 31, 2007 did not contain any adverse opinion or disclaimer of opinion, nor were any qualified or modified as to uncertainty, audit scope, or accounting principles.

Attached as Exhibit 16.1 is a copy of Miller Ellin’s letter addressed to the SEC relating to the statements made by the Company in the Current Report on Form 8-K dated December 17, 2008 and filed by the Company on December 19, 2008.

During the fiscal year ended December 31, 2007 and in the subsequent interim period, the Company did not consult with CCR regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements and no written or oral advice was provided by CCR that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a), (b) and (c) Financial Statements

The financial statements and selected financial information of the Company are included in the Company’s Definitive Proxy Statement dated December 3, 2008, in the sections entitled “Cyalume Management’s Discussion and Analysis of Financial Condition and Results of Operations,” beginning on page 87, “Vector Management’s Discussion and Analysis or Plan of Operations,” beginning on page 110, “Unaudited Pro Forma Condensed Consolidated Financial Statements,” beginning on page 114, and “Index to Financial Statements,” beginning on page F-1, each of which is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation (1)
10.1	Stock Purchase Agreement, as amended (incorporated by reference to the Company’s Definitive Proxy Statement dated December 3, 2008) (1)
10.2	Amendment 1 to Stock Purchase Agreement dated October 22, 2008 (Incorporated by reference to the Company’s Definitive Proxy Statement dated December 3, 2008) (1)
10.3	Amendment 2 to Stock Purchase Agreement dated December 17, 2008 (1)
10.4	Amendment 3 to the Stock Purchase Agreement dated December 18, 2008 (1)
16.1	Letter of Miller Ellin to the SEC dated January 7, 2009
99.1	Press Release dated December 19, 2008 (1)

 (1)           Previously filed as an exhibit to the Current Report on Form 8-K dated December 17, 2008 and filed by the Company on December 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYALUME TECHNOLOGIES HOLDINGS, INC.

Date: January 7, 2009	By:	/s/ Derek Dunaway
Name: Derek Dunaway
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Fifth Amended and Restated Certificate of Incorporation (1)
10.1	Stock Purchase Agreement, as amended (incorporated by reference to the Company’s Definitive Proxy Statement dated December 3, 2008) (1)
10.2	Amendment 1 to Stock Purchase Agreement dated October 22, 2008 (Incorporated by reference to the Company’s Definitive Proxy Statement dated December 3, 2008) (1)
10.3	Amendment 2 to Stock Purchase Agreement dated December 17, 2008 (1)
10.4	Amendment 3 to the Stock Purchase Agreement dated December 18, 2008 (1)
16.1	Letter of Miller Ellin to the SEC dated January 7, 2009
99.1	Press Release dated December 19, 2008 (1)

 (1)           Previously filed as an exhibit to the Current Report on Form 8-K dated December 17, 2008 and filed by the Company on December 19, 2008.